UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
August 5, 2011

ABAXIS, Inc.
(Exact name of registrant as specified in its charter)

California	000-19720	77-0213001
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3240 Whipple Road, Union City, CA 94587
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(510) 675-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On August 5, 2011, the Board of Directors of ABAXIS, Inc. (the “Company”) approved the repurchase of up to an aggregate of $40,000,000 of its Common Stock.  The repurchases will be made from time to time on the open market at prevailing market prices or in negotiated transactions off the market.  The Company issued a press release on August 8, 2011 announcing the stock repurchase program. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

99.1           Press release, dated August 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 8, 2011

ABAXIS, INC.

By:	/s/ Alberto Santa Ines
Alberto Santa Ines
Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

99.1           Press release, dated August 8, 2011.